                                                                                                    EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of the Ingersoll-Rand Company Savings and Stock Investment Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy R. McLevish, Chief Financial Officer of Ingersoll-Rand Company Limited certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(i)         the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)        information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Timothy R. McLevish
Timothy R. McLevish
Chief Financial Officer
June 30, 2003